OTHER PAYABLES AND ACCRUED LIABILITIES	6 Months Ended
Sep. 30, 2024
OTHER PAYABLES AND ACCRUED LIABILITIES
OTHER PAYABLES AND ACCRUED LIABILITIES

NOTE 6 – OTHER PAYABLES AND ACCRUED LIABILITIES

Other payables and accrued liabilities consisted of the following as of September 30, 2024 and March 31, 2024:

	As of September 30,	As of March 31,
	2024	2024
Loan payable to the third parties	$2,247,260	$2,250,000
Interest payables	132,037	39,167
Deposit	-	50,000
Others	75,394	106,908
Total	$2,454,691	$2,446,075

The Company entered into three loan agreements with a third party to borrow aggregate loan of $2.25 million on November 9, 2023, January 18, 2024 and March 12, 2024, respectively. The loans all bear a fixed interest rate of 8% on the date of drawing per annum. The loan facility agreements are all unsecured.